UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 16, 2005
SUNAIR SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315
(Address of Principal Executive Office) (Zip Code)
(954) 525-1505
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
On December 16, 2005, Middleton Pest Control, Inc., an indirect wholly-owned subsidiary of the Registrant, acquired substantially all of the assets of Spa Creek Services, LLC, a Delaware limited liability company d/b/a Pest Environmental (“Spa Creek”).
This Current Report on Form 8-K/A contains the information required by Item 9.01 of Form 8-K relating to the acquisition of Spa Creek.
(a)	Financial Statements of Business Acquired.

The financial statements of Spa Creek are attached as Exhibit A to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information relating to the Spa Creek acquisition are attached as Exhibit B to this Current Report on Form 8-K/A.

(c)	Shell company Transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: February 28, 2006	By:	/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Chief Financial Officer

3

EXHIBIT A
SPA CREEK SERVICES, LLC
AUDITED FINANCIAL STATEMENTS

CONTENTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Spa Creek Services, LLC
Brooksville, Florida
We have audited the accompanying balance sheets of Spa Creek Services, LLC (a Delaware Limited Liability Company) as of December 31, 2004 and 2003 and the related statements of operations, members’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spa Creek Services, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ Berenfeld Spritzer Shechter & Sheer
January 30, 2006
Sunrise, Florida

SPA CREEK SERVICES, LLC
BALANCE SHEETS
AS OF DECEMBER 31,
ASSETS

	2004	2003
CURRENT ASSETS:

Cash and cash equivalents	$666,991	$32,109
Accounts receivable, net	112,339	62,860
Inventories	36,642	34,792
Prepaid and other current assets	33,758	35,441

Total Current Assets	849,730	165,202

Property, plant and equipment, net	242,235	364,950

OTHER ASSETS

Note receivable	123,660	—

Non-compete agreements, net	1,436,906	1,080,220

Goodwill	2,769,534	1,955,503

Total Other Assets	4,330,100	3,035,723

TOTAL ASSETS	$5,422,065	$3,565,875

The accompanying notes are an integral part of these financial statements.

SPA CREEK SERVICES, LLC
BALANCE SHEETS
AS OF DECEMBER 31,
LIABILITIES AND MEMBERS’ DEFICIT

	2004	2003
CURRENT LIABILITIES:

Accounts payable	$31,062	17,764
Accrued expenses	331,126	186,019
Customer deposits	264,925	378,859
Notes payable, current portion	107,685	1,000
Notes payable — related party	6,183,755	4,127,105

Total Current Liabilities	6,918,553	4,710,747

Notes payable, net of current portion	349,501	30,000

Total Liabilities	7,268,054	4,740,747

MEMBERS’ DEFICIT:

Contributed capital	500,000	391,650
Accumulated deficit	(2,345,989)	(1,566,522)

Total Members’ Deficit	(1,845,989)	(1,174,872)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$5,422,065	$3,565,875

The accompanying notes are an integral part of these financial statements.

SPA CREEK SERVICES, LLC
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	2004	2003
SALES	$4,657,186	$3,011,281

COST OF SALES	1,450,557	870,523

GROSS PROFIT	3,206,629	2,140,758

SELLING AND ADMINISTRATIVE EXPENSES	3,919,481	2,746,593

LOSS FROM OPERATIONS	(712,852)	(605,835)

OTHER INCOME (EXPENSES):
Interest income	2,242	883
Interest expense	(83,027)	(65,925)
Gain (loss) on disposal of asset	7,670	(1,705)
Other income	6,500	773

Total Other Expenses	(66,615)	(65,974)

NET LOSS	$(779,467)	$(671,809)

The accompanying notes are an integral part of these financial statements.

SPA CREEK SERVICES, LLC
STATEMENTS OF MEMBERS’ DEFICIT
YEARS ENDED DECEMBER 31, 2004 AND 2003

	CONTRIBUTED	ACCUMULATED	MEMBERS’
	CAPITAL	DEFICIT	DEFICIT

BALANCE, DECEMBER 31, 2002	$358,500	$(894,713)	$(536,213)

CASH CONTRIBUTIONS	33,150	—	33,150

NET LOSS — DECEMBER 31, 2003	—	(671,809)	(671,809)

BALANCE, DECEMBER 31, 2003	391,650	(1,566,522)	(1,174,872)

CASH CONTRIBUTIONS	108,350	—	108,350

NET LOSS — DECEMBER 31, 2004	—	(779,467)	(779,467)

BALANCE, DECEMBER 31, 2004	$500,000	$(2,345,989)	$(1,845,989)

The accompanying notes are an integral part of these financial statements.

SPA CREEK SERVICES, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(779,467)	(671,809)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	109,252	104,224
Amortization	506,238	311,644
Bad debt reserve	29,000	—
(Gain)/Loss on disposals	(7,670)	1,705
(Increase) Decrease in Assets:
Accounts receivable	135,957	8,077
Inventories	9,023	(4,782)
Prepaid and other current assets	1,684	2,862
Increase (Decrease) in Liabilities:
Accounts payable and accrued expenses	158,405	101,870
Customer deposits	(132,776)	3,769

Net Cash Provided By (Used In)Operating Activities	29,646	(142,440)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant, and equipment	(31,974)	(67,549)
Cash paid for acquisition of pest control companies	(1,507,062)	(144,947)
Proceeds from sale of property	106,009	51,657

Net Cash Used In Investing Activities	(1,433,027)	(160,839)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of note payable	(126,737)	—
Repayment of line of credit	—	(215,000)
Proceeds from notes payable	2,056,650	516,850
Proceeds from contributed capital	108,350	33,150

Net Cash Provided By Financing Activities	2,038,263	335,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	634,882	31,721

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	32,109	388

CASH AND CASH EQUIVALENTS, END OF YEAR	$666,991	$32,109

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$3,927	$1,590

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
The Company acquired assets in various acquisitions as follows:
Fair value of assets acquired	$1,964,248	$175,947
Cash paid for the assets	(1,507,062)	(144,947)

Liabilities incurred	$457,186	$31,000

The accompanying notes are an integral part of these financial statements.

SPA CREEK SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business activity
Spa Creek Services, LLC, a Delaware limited liability company d/b/a Pest Environmental (the “Company”), provides pest control, lawn and shrub care, subterranean and drywood termite control and mosquito reduction services to both residential and commercial customers in Central Florida.
Basis of Presentation
The Company has prepared the financial statements in accordance with accounting principles generally accepted in the United States of America.
Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and cash equivalents
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Accounts receivable
Accounts receivable consists of balances due from sales. The Company monitors accounts receivable and provides allowances when considered necessary. As of December 31, 2004 and 2003, the Company established an allowance of $79,000 and $50,000, respectively.
Inventories
Inventories are stated at the lower of cost or market value, cost being determined using the first in, first out method.
Property, plant, and equipment
Property, plant and equipment are carried at cost. Depreciation is provided over the estimated useful lives of the assets using the straight-line method. The estimated useful lives used to compute depreciation are as follows:

Furniture, fixtures and equipment	5 to 7 years
Leasehold improvements and vehicles	5 years
The cost of maintenance and repairs is charged to expense as incurred; renewals and betterments are capitalized. When properties are retired or otherwise disposed of, the cost of such properties and the related accumulated depreciation are removed from the accounts. Any profit or loss is credited, or charged to income.

SPA CREEK SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Impairment of long-lived assets and long-lived assets to be disposed of
The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the assets exceed the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no assets impaired during the years ended December 31, 2004 and 2003.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash.
The Company maintains cash balances at one financial institution. The accounts at this financial institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. From time to time, the Company had cash in financial institutions in excess of federally insured limits. As of December 31, 2004 and 2003, the company had cash in excess of FDIC limits of $562,437 and $0, respectively.
Income Taxes
The Company exists as a Limited Liability Company and is taxed as a partnership. In lieu of partnership income taxes, under the Internal Revenue Code the partners are taxed on their proportionate shares of the Company’s taxable income. Therefore, the accompanying financial statements do not contain provisions or liabilities for federal and state income taxes.
Revenue recognition
Sales revenues are recorded at the time services are performed. Generally, pest control customers sign an initial one year contract, and the Company defers recognition of these payments and recognizes the revenue as services are performed.
Advertising costs
The Company expenses advertising costs as incurred. Advertising expenses totaled approximately $348,770 and $218,664 for the years ended December 31, 2004 and 2003, respectively.
Fair value of financial instruments
The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments approximate their respective estimated fair values due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

SPA CREEK SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
NOTE 2 — ACQUISITIONS
During the years ended December 31, 2004 and 2003, the Company entered into Asset Purchase Agreements to acquire substantially all of the assets of various pest control businesses in order to expand their market area.
The following table sets forth the allocation of the net purchase price of tangible and intangible assets acquired and sold and liabilities assumed as of December 31, 2004 and 2003:

	2004	2003
Goodwill	$814,031	$73,223
Non-compete agreements	862,926	102,724
Accounts Receivable	259,095	—
Inventory	10,874	—
Property, plant and equipment	36,164	—
Customer deposits	(18,842)	—

Total	$1,964,248	$175,947

NOTE 3 — PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consist of the following at December 31:

	2004	2003
Furniture, fixtures and equipment	$201,728	$194,391
Leasehold improvements	52,525	44,266
Vehicles	182,900	283,891

	437,153	522,548

Accumulated Depreciation	194,918	157,598

	$242,235	$364,950

Depreciation expense consists of $109,252 and $104,224 during the years ended December 31, 2004 and 2003, respectively.
NOTE 4 — GOODWILL AND OTHER ASSETS
Intangibles consist primarily of goodwill and non-compete agreements, which are related to businesses acquired. Goodwill represents the excess of the purchase price over the fair value of net assets of businesses acquired. As of December 31, 2004 and 2003, the carrying amount of goodwill was $2,769,534 and $1,955,503, respectively.

SPA CREEK SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
NOTE 4 — GOODWILL AND OTHER ASSETS (CONTINUED)
Pursuant to the acquisition of various pest control businesses, the Company recorded the Non-Compete Agreements as intangible assets. The Company is amortizing Non-Compete Agreements over their estimated economic life of 5 years. The carrying amount and accumulated amortization for the Non-Compete Agreements are as follows:

	2004	2003
Non-Compete Agreements	$2,512,820	$1,649,894
Accumulated Amortization	1,075,914	569,674

	$1,436,906	$1,080,220

NOTE 5 — NOTES PAYABLE
As part of the acquisitions, the Company incurred various promissory notes. The balance outstanding due to these acquisitions for the years ended December 31, 2004 and 2003 totaled $457,186 and $31,000, respectively. Interest rates on promissory notes vary from non-interest bearing to 7.5% per annum. To reflect the time value of money on the non-interest bearing notes, the liability recorded in the financial statements reflects future payments discounted at an imputed rate of 4%. The promissory notes mature at various years through 2009.
The Company also entered into promissory notes with related parties to fund the operations of the company. The notes bear interest at 2% per annum and are due on demand and therefore classified as current liabilities on the accompanying balance sheets. The balance outstanding on the promissory notes for the years ended December 31, 2004 and 2003 was $6,183,755 and $4,127,105, respectively.
Maturities of notes payable as of December 31, 2004 were as follows:

Year ended December 31, 2005	$6,291,440
2006	102,966
2007	107,077
2008	80,584
2009	58,874

Total notes payable	$6,640,941

SPA CREEK SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
NOTE 6 — SUBSEQUENT EVENT
On December 16, 2005, Spa Creek Services, LLC entered into a definitive Asset Purchase Agreement to sell substantially all of their assets and certain liabilities to Middleton Pest Control, Inc. for $5,500,000 cash.

EXHIBIT B
SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information gives effect to the acquisition of Spa Creek Services, LLC d/b/a Pest Environmental (“Spa Creek”).
On December 16, 2005 (“Effective Date”), the Registrant, Sunair Services Corporation (“Sunair”) completed an acquisition (the “Acquisition”), through its indirect wholly owned-subsidiary Middleton Pest Control, Inc. (“Middleton”), of substantially all the assets and assumption of certain liabilities of Spa Creek. The Acquisition was consummated pursuant to the terms and provisions of an Asset Purchase Agreement dated as of December 16, 2005. The consideration paid by Middleton consisted of cash of $5,500,000 at the day of closing.
The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on October 1, 2004. The unaudited pro forma combined statements of operations for the year ended September 30, 2005 gives effect to the Acquisition as if it had occurred at the beginning of the earliest period presented.
The pro forma condensed combined financial information should be read in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2005, as well as the Company’s unaudited Form 10-QSB for the quarter ended December 31, 2005 and the related notes included in this Current Report on Form 8-K/A.
We are providing the pro forma financial information for illustrative purposes only. The results may have been different had these transactions actually occurred during the periods presented. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the transactions actually occurred during the periods presented or the future results that Sunair will experience. The unaudited pro forma condensed combining statements of operations do not give effect to any cost savings or operating synergies expected to result from the acquisition and divestiture or the costs to achieve such cost savings or operating synergies.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
COMBINING BALANCE SHEET
September 30, 2005

	Sunair and				See Note 3
	Subsidiaries	Spa Creek	Combined	Pro-forma	Pro-forma	Pro-forma
	Historical	Services, LLC	Total	Adjustments	Adjustments	Combined
ASSETS

Cash and cash equivalents	$3,220,699	$649,669	$3,870,368	$9,457,515	1
				(5,733,419)	2
				(649,669)	3	$6,944,795
Accounts receivables, net	4,983,714	108,572	5,092,286	(108,572)	3
				132,929	2	5,116,643
Interest receivable	14,488	—	14,488	—		14,488
Inventories	7,609,727	54,246	7,663,973	(54,246)	3
				66,475	2	7,676,202
Deferred tax asset	315,837	—	315,837	—		315,837
Prepaid and other current assets	1,435,146	21,580	1,456,726	(21,580)	3	1,435,146
Property, plant and equipment, net	2,321,008	124,846	2,445,854	(124,846)	3
				30,000	2	2,351,008
Notes receivables	334,986	32,976	367,962	(32,976)	3	334,986
Other assets	80,393	14,766	95,159	(14,766)	3	80,393
Non-compete, net	—	996,227	996,227	(996,227)	3	—
Software costs, net	3,938,402	—	3,938,402	—		3,938,402
Customer lists, net	10,262,250	—	10,262,250	262,000	2	10,524,250
Goodwill	43,599,379	2,769,534	46,368,913	(2,769,534)	3
	—	—	—	5,521,932	2	49,121,311

Total Assets	$78,116,029	$4,772,416	$82,888,445	$4,965,016		$87,853,461

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$4,630,304	$13,649	$4,643,953	$(13,649)	3	$4,630,304
Accrued expenses and other liabilities	2,274,312	343,306	2,617,618	(298,306)	3	2,319,312
Deferred tax liability	188,400	—	188,400	(122,638)	3	65,762
Unearned revenues	181,216	—	181,216	—		181,216
Customer deposits	1,490,677	257,427	1,748,104	(257,427)	3
				279,917	2	1,770,594
Bank line of credit	12,000,000	—	12,000,000	—		12,000,000
Due to shareholder	—	—	—	—		—
Loan from parent	—	—	—	—		—
Notes payable and capital leases	5,426,467	6,292,270	11,718,737	(6,292,270)	3	5,426,467

Total Liabilities	26,191,376	6,906,652	33,098,028	(6,704,373)		26,393,655

Common Stock	1,018,638	—	1,018,638	200,000	1	1,218,638
Additional Paid in Capital	37,759,670	—	37,759,670	9,257,515	1	47,017,185
Member’s Capital	—	500,000	500,000	(500,000)	3	—
Retained earnings (deficit)	13,170,774	(2,634,236)	10,536,538	2,711,874	3	13,248,412

Translation adjustment	(24,429)	—	(24,429)	—		(24,429)

Total Stockholders’ Equity	51,924,653	(2,134,236)	49,790,417	11,669,389		61,459,806

Total Liabilities and Stockholders’ Equity	$78,116,029	$4,772,416	$82,888,445	$4,965,016		$87,853,461

The accompanying notes are an integral part of these financial statements.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
COMBINING STATEMENTS OF OPERATIONS
September 30, 2005

	Sunair and				See Note 3
	Subsidiaries	Spa Creek	Combined	Pro-forma	Pro-forma	Pro-forma
	Historical	Services, LLC	Total	Adjustments	Adjustments	Combined
Revenues	$31,451,770	$3,583,615	$35,035,385	$—		$35,035,385

Cost of revenues	21,244,761	413,053	21,657,814	—		21,657,814

Gross Profit	10,207,009	3,170,562	13,377,571	—		13,377,571

Selling, general and administrative expenses	10,020,901	3,658,012	13,678,913	45,000	3	13,723,913

Income (loss) from operations	186,108	(487,450)	(301,342)	(45,000)		(346,342)
Other income (expenses)	(6,109)	20,998	14,889	—		14,889

Income (loss) before provision for income taxes	179,999	(466,452)	(286,453)	(45,000)		(331,453)

Benefit for income taxes	415,558	—	415,558	122,638	3	538,196

NET INCOME (LOSS)	$595,557	$(466,452)	$129,105	$77,638		$206,743

Pro-forma net income per common share:
Basic	$0.08					$0.03

Diluted	$0.05					$0.02

Weighted average of pro-forma shares outstanding:
Basic	7,556,857					7,556,857

Diluted	11,478,074					11,478,074

The accompanying notes are an integral part of these financial statements.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION
NOTE 1 — BASIS OF PRESENTATION
     The accompanying unaudited pro forma condensed combined financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
NOTE 2 — ASSET PURCHASE AGREEMENT
     On December 16, 2005, Middleton Pest Control, Inc. (“Middleton”) entered into a definitive Asset Purchase Agreement by and among Middleton and Spa Creek Services, LLC, D/B/A Pest Environmental, a Delaware limited liability company (“Spa Creek”), to acquire substantially all the assets and assume certain liabilities of Spa Creek for $5,500,000. In addition, Sunair Services Corporation (“Sunair”) incurred $233,419 of transaction costs consisting of legal, accounting and brokerage fees.
     The following table sets forth the preliminary allocation of the purchase price of Spa Creek’s tangible and intangible assets acquired and liabilities assumed as of December 16, 2005:

Goodwill	$5,521,932
Customer list	262,000
Accounts receivable	132,929
Inventory	66,475
Property, plant and equipment	30,000
Customer deposits	(279,917)

Total	$5,733,419

NOTE 3 — PRO FORMA ADJUSTMENTS
1.	To reflect the issuance and sale of 2,000,003 shares of common stock in the first tranche of a private placement for a total of $10,500,016 less $1,042,501 in closing costs to complete the acquisition of the assets of Spa Creek.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION
NOTE 3 — PRO FORMA ADJUSTMENTS (CONTINUED)
2.	To reflect the allocation of the purchase price of $5,733,419 to specific assets acquired and adjustments from book value to market value of assets acquired. The excess of the purchase price over the book value was allocated first to customer lists at the fair market value on the date of the purchase. The remainder was allocated to goodwill.

3.	Reflects elimination of assets and liabilities included in historical financials of Spa Creek not purchased by Middleton. Also to record 3 month consulting agreement to prior owners at $15,000 per month and adjust for the tax benefit of the pro forma loss of Spa Creek.